Exhibit 99.1

CAMP4 Therapeutics Secures Australian Regulatory Clearance to Initiate First-in-Human Clinical Trial of CMP-002 in Patients With SYNGAP1-Related Disorder

Planned first-in-human clinical trial to assess a disease modifying intervention for patients with SYNGAP1-related disorder

Regulatory milestone enables Company to raise up to $50 million through second closing of private placement announced September 2025

CAMBRIDGE, Mass., July, 27, 2026 (GLOBE NEWSWIRE) -- CAMP4 Therapeutics Corporation ("CAMP4" or "the Company") (Nasdaq: CAMP), a clinical-stage biopharmaceutical company developing a pipeline of regulatory RNA-targeting therapeutics designed to upregulate gene expression with the goal of restoring healthy protein levels to treat a broad range of genetic diseases, today announced that it has received clearance from Australia’s Therapeutic Goods Administration (TGA) and local Human Research Ethics Committee (HREC) to initiate the Company’s Phase 1/2 clinical trial of CMP-002, a potential first-in-class disease-modifying therapeutic for SYNGAP1-related disorder.

"For patients living with SYNGAP1-related disorder, a condition with no approved treatments, this clearance means a potentially disease modifying therapy is now one step closer to moving into human studies for the first time,” said Josh Mandel-Brehm, President and Chief Executive Officer of CAMP4. "Securing this clearance underscores our commitment to rapidly advancing global clinical development for CMP-002, and we are pursuing additional regulatory filings to expand the trial internationally. We look forward to initiating this critical study in the hopes of offering SYNGAP patients and families a potentially transformative solution that could one day dramatically improve their lives."

The TGA clearance satisfies the regulatory milestone under CAMP4's September 9, 2025 Securities Purchase Agreement, pursuant to which the Company previously received approximately $50 million in gross proceeds. CAMP4 is now eligible to receive up to an additional $50 million in gross proceeds in exchange for up to 32,721,172 shares of common stock (or, for certain investors, pre-funded warrants in lieu of common stock) to support the advancement of CMP-002 and its broader pipeline. Closing is expected to occur within five business days of this announcement, subject to customary conditions.

Investors who have committed to participating in the second closing include Coastlands Capital, Janus Henderson Investors, Balyasny Asset Management, Vivo Capital, 5AM Ventures, Adage Capital Management LP, Trails Edge Capital Partners, and CURE SYNGAP1.

Leerink Partners is acting as lead placement agent in connection with the second closing. Piper Sandler & Co., Cantor Fitzgerald & Co. and Wedbush Securities Inc. are acting as co-placement agents.

The regulatory clearance from Australia’s TGA and local HREC permits CAMP4 to open a clinical trial site in the country, which is expected to serve as one of the initial enrollment sites for the Phase 1/2 trial. Australia was selected as the first regulatory filing jurisdiction given the presence of regional expertise in diagnosing and treating SYNGAP1 patients, as well as its established clinical trial infrastructure and the TGA’s efficient review process for innovative therapies. CAMP4 continues to advance global regulatory activities to support broader enrollment across multiple sites.

About SYNGAP1-Related Disorder
SYNGAP1-related disorder (also referred to as SYNGAP1) is a rare, haploinsufficient CNS disorder caused by mutations in the SYNGAP1 gene, resulting in approximately 50% of normal SYNGAP protein levels. The condition affects over 10,000 individuals in the United States and is characterized by intellectual disability in 100% of patients, epilepsy in approximately 85%, severe behavioral problems in approximately 70%, sleep problems in approximately 60%, and limited communication, with approximately 30% of patients being non-verbal. There are currently no approved disease-modifying therapies for patients living with SYNGAP1.

About CMP-002
CMP-002 is CAMP4's lead investigational ASO therapeutic candidate designed to bind to a SYNGAP1-specific regRNA to increase SYNGAP1 gene expression and restore SYNGAP protein toward near wild-type levels. Administered intrathecally, CMP-002 has demonstrated dose-dependent increases in SYNGAP protein expression in patient-derived neurons, reversal of disease-relevant behavioral phenotypes in a humanized haploinsufficient mouse model, statistically significant improvement of seizure phenotypes and parameters in a chemically induced seizure mouse model, and broad brain distribution with significant SYNGAP protein upregulation in non-human primates.

About CAMP4 Therapeutics
CAMP4 is developing disease-modifying treatments for a broad range of genetic diseases where amplifying healthy protein may offer therapeutic benefits. Our approach amplifies mRNA by harnessing a fundamental mechanism of how genes are controlled. To amplify mRNA, our therapeutic ASO drug candidates target regulatory RNAs (regRNAs), which act locally on transcription factors and are the master regulators of gene expression. CAMP4's proprietary RAP Platform® enables the mapping of regRNAs and generation of therapeutic candidates designed to target the regRNAs associated with genes underlying haploinsufficient and recessive partial loss-of-function disorders, of which there are more than 1,200, in which a modest increase in protein expression may have the potential to be clinically meaningful. For more information, visit camp4tx.com.

Forward-Looking Statements
This press release contains forward-looking statements which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements regarding the initiation, timing, conduct, and advancement of CMP-002 into a clinical trial; the potential therapeutic benefits of CMP-002; the Company’s regulatory, clinical and development plans; the anticipated second closing under the Securities Purchase Agreement; the satisfaction of closing conditions; investor participation in the second closing; and the amount and timing of proceeds that may be received by the Company in the second closing. The forward-looking statements in this press release speak only as of the date of this press release and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company's actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the uncertainty of preclinical and clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company's current product candidates or any future product candidates; the Company's dependence on the services of the Company's senior management and other clinical and scientific personnel, and the Company's ability to retain these individuals or recruit additional management or clinical and scientific personnel; risks related to the manufacturing of the Company's product candidates, which is complex, and the risk that the Company's third-party manufacturers may encounter difficulties in production; the Company's ability to obtain and maintain sufficient intellectual property protection for the Company's platform technology and product candidates; and other risks and uncertainties described in the section "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, as well as other information the Company files with the Securities and Exchange Commission. The forward-looking statements in this press release are inherently uncertain and are not guarantees of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company's control, you should not unduly rely on these forward-looking statements. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contacts
Investor Relations:
Sara Michelmore
Milestone Advisors
sara@milestone-advisorsllc.com

Media:
Sofia Bermudez
LifeSci Communications
sbermudez@lifescicomms.com